Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Corporation’s deferred tax assets and liabilities are as follows:

December 31 (In thousands)	2012	2011
Deferred tax assets:
Allowance for loan losses	$19,438	$23,956
Accumulated other comprehensive loss – Interest rate swap	—	296
Accumulated other comprehensive loss – pension plan	14,611	11,283
Intangible assets	697	1,523
Deferred compensation	3,750	3,733
OREO devaluations	4,855	6,364
Partnership adjustments	3,329	2,016
Other	2,973	2,515
Loans held for sale fair value adjustment	—	4,585
Tax credit carry-forwards	—	1,269
Total deferred tax assets	$49,653	$57,540
Deferred tax liabilities:
Accumulated other comprehensive income – Unrealized gains on securities	5,178	6,824
Deferred investment income	10,199	10,199
Pension plan	25,517	21,567
Mortgage servicing rights	2,717	3,255
Other	646	2,260
Total deferred tax liabilities	$44,257	$44,105
Net deferred tax assets	$5,396	$13,435

Park performs an analysis to determine if a valuation allowance against deferred tax assets is required in accordance with GAAP. Prior to the sale of substantially all of its assets in February 2012, Vision Bank was subject to income tax in Alabama and Florida. During 2011, Park recognized $6.1 million in state tax expense which was the charge necessary to write off the previously reported state operating loss carry-forward asset and other state deferred tax assets at Vision. Prior to the execution of the Purchase Agreement with Centennial, management of Park believed that a merger of Vision Bank into The Park National Bank (the national bank subsidiary of Park) would enable Park to fully utilize the state net operating loss carry-forward asset recorded at Vision. The structure of the transactions contemplated by the Purchase Agreement will not allow either the buyer or the seller to benefit from the previously recorded net operating loss carry-forward asset at Vision Bank to offset future taxable income; therefore, this asset was written off by Vision at December 31, 2011.

Management has determined that it is not required to establish a valuation allowance against remaining deferred tax assets in accordance with GAAP since it is more likely than not that the deferred tax assets will be fully utilized in future periods.

The components of the provision for federal and state income taxes are shown below:

December 31, (In thousands)	2012	2011	2010
Currently payable
Federal	$12,984	$5,949	$26,130
State	—	—	109

Deferred
Federal	12,717	22,378	(8,333)
State	—	8,382	(3,564)

Valuation allowance
Federal	—	—	—
State	—	(2,294)	2,294
Total	$25,701	$34,415	$16,636

The following is a reconciliation of income tax expense to the amount computed at the statutory rate of 35% for the years ended December 31, 2012, 2011 and 2010.

December 31	2012	2011	2,011	2010

Statutory federal corporate tax rate	35.0%	35.0%		35.0%
Changes in rates resulting from:
Tax exempt interest income, net of disallowed interest	(0.9)%	(1.0)%		(1.7)%
Bank owned life insurance	(1.6)%	(1.5)%		(2.3)%
Tax credits (low income housing)	(6.1)%	(5.2)%		(6.7)%
State income tax expense, net of federal benefit	—%	4.7%		(3.0)%
Valuation allowance, net of federal benefit	—%	(1.3)%		2.0%
Other	(1.8)%	(1.2)%		(1.0)%
Effective tax rate	24.6%	29.5%		22.3%

Park and its Ohio-based subsidiaries do not pay state income tax to the state of Ohio, but pay a franchise tax based on their year-end equity. The franchise tax expense is included in the state tax expense and is shown in “state taxes” on Park’s Consolidated Statements of Income. Vision Bank did not record state income tax expense (benefit) in 2012.

Unrecognized Tax Benefits
The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits.

(In thousands)	2012	2011	2010
January 1 Balance	$485	$477	$595
Additions based on tax positions related to the current year	74	70	69
Additions for tax positions of prior years	25	1	7
Reductions for tax positions of prior years	—	(3)	(131)
Reductions due to statute of limitations	(67)	(60)	(63)
December 31 Balance	$517	$485	$477

The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in the future periods at December 31, 2012, 2011 and 2010 was $404,000, $378,000 and $370,000, respectively. Park does not expect the total amount of unrecognized tax benefits to significantly increase or decrease during the next year.

The (income)/expense related to interest and penalties recorded in the Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010 was $4,500, $2,500 and $(10,500), respectively. The amount accrued for interest and penalties at December 31, 2012, 2011 and 2010 was $67,500, $63,000 and $60,500, respectively.

Park and its subsidiaries are subject to U.S. federal income tax. Some of Park’s subsidiaries are subject to state income tax in the following states: Alabama, Florida, California and Kentucky. Park is no longer subject to examination by federal or state taxing authorities for the tax year 2008 and the years prior.

The 2007 and 2008 federal income tax returns of Park National Corporation were recently under examination by the Internal Revenue Service. Additionally, the 2009 state of Ohio franchise tax return was recently under examination. The IRS examination closed in the first quarter of 2012 with no adjustments. The Ohio examination closed in 2011 with no material adjustments.